Exhibit 99.1

CIM COMMERCIAL TRUST CORPORATION FIRST QUARTER 2015 1

IMPORTANT DISCLOSURES FORWARD-LOOKING STATEMENTS The information set forth herein contains "forward-looking statements." You can identify these statements by the fact that they do not relate strictly to historical or current facts or discuss the business and affairs of CIM Commercial Trust Corporation (“CMCT”) on a prospective basis. Further, statements that include words such as "may," "will," "project," "might," "expect," "believe," "anticipate," "intend," "could," "would," "estimate," "continue" "pursue," or "should" or the negative or other words or expressions of similar meaning, may identify forward-looking statements. CMCT bases these forward-looking statements on particular assumptions that it has made in light of its experience, as well as its perception of expected future developments and other factors that it believes are appropriate under the circumstances. The forward-looking statements are necessarily estimates reflecting the judgment of CMCT and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and other factors, including those set forth in CMCT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014. As you read and consider the information herein, you are cautioned to not place undue reliance on these forward-looking statements. These statements are not guarantees of performance or results and speak only as of the date hereof. These forward-looking statements involve risks, uncertainties and assumptions. In light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained herein will in fact transpire. New factors emerge from time to time, and it is not possible for CMCT to predict all of them. Nor can CMCT assess the impact of each such factor or the extent to which any factor, or combination of factors may cause results to differ materially from those contained in any forward-looking statement. CMCT undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. 2

Cim Commercial trust CIM COMMERCIAL TRUST (NASDAQ: CMCT) Portfolio Quality real estate portfolio in high density, high barrier–to-entry urban markets including: San Francisco Bay Area Washington, DC Los Angeles 21 Office properties, 5.6 million rentable square feet1 Class A and creative office in vibrant, improving urban communities Diluted Shares Outstanding1 97.6 million Share Price1 $18.51 Enterprise Value1 $2.4 billion CIM Group $19.8 billion AUM with 65+ institutional investors2 500+ total employees1 13 principals including all of its founders 240+ professionals Manager of CMCT Beneficial owner of 1.4 million shares of CMCT CMCT is the only CIM Group-affiliated fund actively investing in stabilized office properties 3 As of March 31, 2015 For CIM I/II, CIM III, CIM VI, CIM VIII, and CIM's strategic partnership accounts, Assets Under Management ("AUM") include total gross assets at fair value as of December 31, 2014 (including the shares of such assets owned by joint venture partners), as well as committed but as-yet unfunded capital commitments as of December 31, 2014. For CIM V, AUM is based on December 31, 2014 post-valuation, unaudited financial results. For CMCT, AUM is based on management's estimate of the fair value of total gross assets, as of December 31, 2014. For co-investments, AUM (calculated as described above) is allocated between the fund and co-investor based on the relative ownership of such co-investment.

KEY EVENTS IN CMCT'S HISTORY

CMCT

2005
CIM Group formed CIM Urban REIT with an institutional investor base

March 2014
CIM Urban REIT completed its merger with PMC Commercial Trust ("PMC"), a publicly traded mortgage REIT

September 2014
Completed $850 million unsecured credit facility with syndicate of 18 banks

December 2014
Received investment grade rating (Baa3) from Moody's Investor Services

2005 | 2005 - 2013 | 2014 | 2015

Pre-merger
As a private closed-end fund[1], CIM Urban REIT generated an annualized total return of 8.2%, with average leverage of 18.6%, versus a 5.7% return, with average leverage of 24.3%, for the NFI-ODCE[1]

April 2014
Company renamed to "CIM Commercial Trust Corporation"; changed NASDAQ ticker to "CMCT"

August 2014
Charles Garner appointed CEO; Mr. Garner is one of CIM Group's most senior principals

Company announces it is exploring strategic alternatives for its lending business in order to focus on urban office real estate assets

May 2015
Closed $385 million seven-year unsecured term loan facility

- Mortgage Platform held for sale ($173 million book value[2])
- Evaluating strategies to exit non-office real estate portfolio ($470 million Gross Asset Value[3])

See Important Disclosures

1 *For the period beginning with the quarter ended September 30, 2005, the first full quarter after the initial acquisition, through December 31, 2013, the final full quarter before the merger. National Council of Real Estate Investment Fiduciaries (NCREIF), NCREIF Fund Index (NPI) - Open End Diversified Core Equity (ODCE). See important disclosures on page 18.*

2 *As of March 31, 2015*

3 *As of December 31, 2014. See important disclosures on page 18.*

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CMCT INVESTMENT THESIS

CMCT

Urban Office Focus + Expertise of Large Scale Platform + Ability To Move Growth Needle

Premier Institutional Manager	▪ Impressive track record of capital allocation ▪ Large scale platform with vertically integrated team ▪ Proprietary "Qualified Community" approach ▪ Disciplined, relative-value investor with sightlines across major U.S. urban markets

Acquisition Pipeline	▪ Extensive sourcing capabilities:
	    ▪ 240+ professionals
	    ▪ 70% of CIM Group's real estate acquisitions sourced off market since inception

Coastal Urban Class A and Creative Office Portfolio	▪ Invested in high-barrier-to-entry sub-markets where CIM Group anticipates outsized rent growth ▪ San Francisco Bay Area, Washington D.C. and Los Angeles accounted for 82% of office NOI in 1Q'15[1]
Same Store Growth Opportunity	▪ Lease-up (office occupancy of 85.2%)[2] ▪ Shifting focus to cash flow generation since becoming public vehicle
Conservative Capital Structure	▪ Debt-to-undepreciated cost of 31.5%[2] ▪ Average debt-to-undepreciated cost of 23.6% since 2005

1 Cash NOI
2 As of March 31, 2015

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CMCT PORTFOLIO OVERVIEW

CMCT



CMCT Office Buildings
2100 Franklin Street
980 9th Street
1901 Harrison Street
2101 Webster Street
1333 Broadway
260 Townsend Street
211 Main Street
1 Kaiser Plaza
7083 Hollywood Boulevard
4750 Wilshire Boulevard
11620 Wilshire Boulevard
11600 Wilshire Boulevard
500 W Santa Ana Boulevard
8965 Lindblade Street
3601 S Congress Avenue
370 L'Enfant Promenade
830 1st Street
899 & 999 N Capitol Street
800 N Capitol Street NW
200 S College Street

Portfolio Summary Statistics[1]

	Office	Multi-family	Hotel	Total
# of properties	21	5	3	29
SF	5.6mm	830k	803k	7.2mm
Units/keys	NA	930	1,070	-
Occupancy[2,3]	85.2%	94.3%	83.8%	-
Avg. rent/ADR[3,4]	$36.07	$1,565	$130.64	-
TTM NOI (millions)[1]	**$102.1**	**$6.1**	**$16.9**	**$125.1**

Cash Office NOI by Region, 1Q'15



Southern CA, 12%
Northern CA, 43%
Other, 10%
DC, 35%

Note: All NOI figures contained herein are based on Cash NOI unless otherwise noted. Cash NOI is defined as property level GAAP basis NOI adjusted to exclude straight line rent revenue/expense and amortization of intangible assets/liabilities

1 Based on cash NOI; 12-months ending March 31, 2015

2 Certain ancillary properties were excluded from the calculation of the occupancies presented above

3 Excludes New York property that was vacant as of March 31, 2015 due to the termination of a corporate housing lease; the property is being re-leased on an individual unit basis

4 For office, represents gross monthly base rent under leases commenced as of March 31, 2015, multiplied by twelve. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Annualized rent for certain office properties includes rent attributable to retail. For multifamily, represents gross monthly base rent under leases as of the specified period, divided by occupied units. This amount reflects total cash rent before concessions. Excludes New York property that was vacant as of March 31, 2015

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Accomplished leadership Charles Garner CMCT Chief Executive Officer and CIM Group Principal CEO of CMCT and serves on CIM Group’s Investment and Asset Management Committees Prior to joining CIM, worked closely with the firm in various capacities since 1996, including originating and managing Federal Realty Investment Trust’s partnership with CIM Has been involved in billions of dollars of real estate transactions including the acquisition, joint venture investment, disposition and equity and debt financing of more than 100 properties Began career as a C.P.A. at PricewaterhouseCoopers and has held various transactional positions with Federal Realty, Walker & Dunlop and The Stout & Teague Companies B.S. degree in Management from Tulane University’s A.B. Freeman School of Business David Thompson CMCT Chief Financial Officer and CIM Group Principal Prior to joining CIM in 2009, spent 15 years with Hilton Hotels Corporation, most recently as Senior Vice President and Controller responsible for worldwide financial reporting, financial planning and analysis, risk management, internal control and technical accounting compliance Tenure at Hilton included both SEC compliance as a public company and reporting as a private equity portfolio company Began career as a C.P.A. at Arthur Andersen & Co. Terry Wachsner CIM Group Principal, Head of Property Management Prior to joining CIM in 2005, was Director of Asset Services for Continental Development Corporation Prior to Continental, was Executive Managing Director for Kennedy-Wilson Properties, Ltd. where he was responsible for the operations and leasing of a 75 million square foot national portfolio of office, retail, industrial, and apartments From 1980 to 1998, headed up Heitman Properties, Ltd. as President of Property Management Richard Ressler CMCT Chairman of the Board, and CIM Group Principal Co-founder of CIM Group in 1994 and chairs the firm’s Investment and Asset Management Committees Founder and President of Orchard Capital Corp., a firm that provides consulting and advisory services to companies in which Orchard Capital or its affiliates invest Chairman of the board of j2 Global, Inc. (NASDAQ "JCOM") Served as Chairman and CEO of JCOM from 1997 to 2000 Co-founded and served as Vice Chairman of Brooke Group Limited, the predecessor of Vector Group, Ltd. (NYSE "VGR") Previously worked at Drexel Burnham Lambert, Inc. and began his career as an attorney with Cravath, Swaine and Moore, LLP B.A. from Brown University, and J.D. and M.B.A. degrees from Columbia University 7 Avi Shemesh CIM Group Principal Shaul Kuba CIM Group Principal Co-Founder and a Principal of CIM Group Responsible for the day-to-day operations of CIM Group, including leading the development group and sourcing new investment transactions Serves on the firm's Investment and Asset Management Committees Active real estate investor for over 24 years Co-Founder and a Principal of CIM Group Responsible for the day-to-day operations of CIM Group, including strategic initiatives, property management and leasing and investor relations Head of CIM’s Investments Group and serves on the firm’s Investment and Asset Management Committees

Platforms Opportunistic Equity Value-Add Equity Core/Stabilized Equity Debt Infrastructure Co-Investments and Strategic Partnerships CIM GROUP OVERVIEW – THE MANAGER Established Established in 1994 as a partner for investors seeking to capitalize on U.S. urbanization Office Locations Headquartered in Los Angeles Offices in New York City, San Francisco Bay Area, Washington DC Metro Area and Dallas Experience Since inception, CIM Group has owned or currently has under development 14.9 million square feet of office1 5.5 million square feet of retail1 11,008 residential units1 6,782 hotel rooms1 As of March 31, 2015 Includes both condo and apartment units as of December 2014 8 432 Park Avenue (New York) Dolby Theater (Los Angeles) 11 Madison Avenue (New York)

CIM GROUP COMPETITIVE ADVANTAGES 9 Seasoned, Vertically-Integrated Team Full-service investment manager Research, investment, acquisition and finance Development, leasing and management “Qualified Community” Approach Sector-agnostic focus: Market values that are below long-term intrinsic values; or Underserved or improving areas with dedicated resources that will lead to outsized rent growth Disciplined Underwriting CIM underwrites prospective investments using multiple scenarios Employs current and long-term market cap rates and interest rates Underwritten on unleveraged and leveraged basis CMCT Benefits From CIM Group’s Large Scale Platform deal sourcing + capital markets + operational expertise

SUMMARY

CMCT

Urban Office Focus + Expertise of Large Scale Platform + Ability To Move Growth Needle

Premier Institutional Manager	▪ Impressive track record of capital allocation ▪ Large scale platform with vertically integrated team ▪ Proprietary "Qualified Community" approach ▪ Disciplined, relative-value investor with sightlines across major U.S. urban markets

Acquisition Pipeline	▪ Extensive sourcing capabilities:
	  ▪ 240+ professionals
	  ▪ 70% of CIM Group's real estate acquisitions sourced off market since inception

Coastal Urban Class A and Creative Office Portfolio	▪ Invested in high-barrier-to-entry sub-markets where CIM Group anticipates outsized rent growth ▪ San Francisco Bay Area, Washington D.C. and Los Angeles accounted for 82% of office NOI in 1Q'15[1]
Same Store Growth Opportunity	▪ Lease-up (office occupancy of 85.2%)[2] ▪ Shifting focus to cash flow generation since becoming public vehicle
Conservative Capital Structure	▪ Debt-to-undepreciated cost of 31.5%[2] ▪ Average debt-to-undepreciated cost of 23.6% since 2005

1 Cash NOI
2 As of March 31, 2015

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11 appendix

CMct Portfolio overview 12 Property Market Office Square Footage Multi-family Units Hotel Rooms BB&T Center Charlotte, NC 567,578 1 Kaiser Plaza Oakland, CA 531,477 2101 Webster Street Oakland, CA 472,636 980 9th Street & 1010 8th Street Sacramento, CA 481,134 211 Main Street San Francisco, CA 415,120 370 L'Enfant Promenade District of Columbia 407,321 999 N Capitol Street District of Columbia 321,544 899 N Capitol Street District of Columbia 314,317 800 N Capitol Street District of Columbia 312,610 1901 Harrison Street Oakland, CA 272,161 830 1st Street District of Columbia 247,337 1333 Broadway Oakland, CA 239,821 2100 Franklin Street Oakland, CA 216,666 11620 Wilshire Boulevard Los Angeles, CA 192,776 Penn Field Austin, TX 182,484 4750 Wilshire Blvd Los Angeles, CA 143,361 7083 Hollywood Boulevard Los Angeles, CA 82,180 260 Townsend San Francisco, CA 65,760 11600 Wilshire Boulevard Los Angeles, CA 54,979 Civic Center Professional Plaza Orange County, CA 37,116 Lindblade Media Center Los Angeles, CA 32,428 Total Office Portfolio 5,590,806 4649 Cole Avenue Dallas, TX 334 Memorial Hills Houston, TX 308 47 E 34th Street New York, NY 110 3636 McKinney Avenue Dallas, TX 103 3839 McKinney Avenue Dallas, TX 75 Total Multifamily Portfolio 930 Sheraton Grand Hotel Sacramento, CA 503 LAX Holiday Inn Los Angeles, CA 405 Courtyard Oakland Oakland, CA 162 Total Hotel Portfolio 1,070 Total Portfolio 5,590,806 930 1,070 1 901 N Capitol Street is a 39,696 square foot parcel of land located between 899 and 999 N Capitol Street. The land parcel is entitled to develop an additional 270,172 square foot building.

CIM GROUP – QUALIFIED COMMUNITIES 13 Improving demographic trends Public commitment consistent with CIM Group’s views Demonstrated other private investment Underserved niches in the community’s real estate infrastructure Potential to invest a minimum of $100 million of opportunistic equity Primary Qualifying Criteria CIM Group has qualified 97 communities since its inception in 1994 and invested in 48 Research-driven approach with history of conservative use of leverage

CIM QUALIFIED COMMUNITIES CMCT Properties Areas with CIM Group Investment(s) Areas Approved for Investment CIM Headquarters CIM Group Corporate Offices 14

CONSOLIDATED STATEMENTS OF OPERATIONS and funds from operations 15 Three Months Ended March 31, 2015 2014 (In thousands, except per share amounts) REVENUES: (Unaudited) Rental and other property income $ 63,398 $ 59,822 Expense reimbursements 3,181 2,351 Interest and other income 660 424 67,239 62,597 EXPENSES: Rental and other property operating 32,709 29,586 Asset management fees and other fees to related parties 7,209 5,737 Interest 5,403 4,037 General and administrative 2,592 774 Transaction costs 428 468 Depreciation and amortization 19,128 16,629 67,469 57,231 Bargain purchase gain - 4,918 INCOME (LOSS) FROM CONTINUING OPERATIONS (230) 10,284 DISCONTINUED OPERATIONS: Income from operations of assets held for sale 2,962 933 INCOME FROM DISCONTINUED OPERATIONS 2,962 933 NET INCOME 2,732 11,217 Net loss attributable to noncontrolling interests - 2 NET INCOME ATTRIBUTABLE TO STOCKHOLDERS $ 2,732 $ 11,219 COMPREHENSIVE INCOME $ 2,732 $ 11,219 BASIC AND DILUTED INCOME PER SHARE: Continuing operations $ 0.00 $ 0.11 Discontinued operations $ 0.03 $ 0.01 Net income $ 0.03 $ 0.12 WEIGHTED AVERAGE COMMON SHARES OUTSTANDING: Basic 97,582 95,934 Diluted 97,582 95,936 FUNDS FROM OPERATIONS (FFO) Net Income Attributable to Common Stockholders $ 2,732 $ 11,219 Depreciation and Amortization of Real Estate Assets 19,128 16,629 Net Loss Attributable to Noncontrolling Interest - (2) FFO $ 21,860 $ 27,846

CONSOLIDATED BALANCE SHEETS 16 March 31, 2015 December 31, 2014 (In thousands) ASSETS (Unaudited) Investments in real estate—net $ 1,704,408 $ 1,715,937 Cash and cash equivalents 20,382 17,615 Restricted cash 6,820 8,861 Accounts receivable —net 12,049 10,754 Deferred rent receivable and charges—net 96,879 97,630 Other intangible assets—net 19,553 20,433 Other assets 23,407 14,653 Assets held for sale—net 222,224 208,799 TOTAL ASSETS $ 2,105,722 $ 2,094,682 LIABILITIES AND EQUITY LIABILITIES: Debt $ 641,818 $ 608,714 Accounts payable and accrued expenses 31,638 35,512 Intangible liabilities—net 8,002 8,657 Due to related parties 10,469 9,186 Other liabilities 23,120 23,006 Liabilities associated with assets held for sale 49,029 49,791 TOTAL LIABILITIES 764,076 734,866 EQUITY: Common stock, $0.001 par value; 200,000,000 shares authorized; 97,690,863 and 97,688,863 shares issued; and 97,583,598 and 97,581,598 shares outstanding at March 31, 2015 and December 31, 2014, respectively 98 98 Additional paid-in capital 1,824,747 1,824,381 Distributions in excess of earnings (479,237) (460,623) Stockholders’ equity before treasury stock 1,345,608 1,363,856 Less: Treasury stock, at cost, 107,265 shares outstanding (4,901) (4,901) Total stockholders’ equity 1,340,707 1,358,955 Noncontrolling interests 939 861 TOTAL EQUITY 1,341,646 1,359,816 TOTAL LIABILITIES AND EQUITY $ 2,105,722 $ 2,094,682

CMCT

DEBT SUMMARY

	Outstanding Principal Balance As of March 31, 2015	Interest Rate	Maturity Date	Balance Due At Maturity Date
		(in thousands)		
Penn Field	$ 12,364	5.56%	7/1/2015 (1)	$ 12,288
11620 Wilshire Boulevard	33,508	5.06%	09/01/2015	33,068
370 L'Enfant Promenade	26,395	7.66%	12/01/2015	25,324
211 Main Street	31,363	6.65%	07/15/2018	21,136
4649 Cole Avenue	24,294	5.39%	03/01/2021	21,490
3636 McKinney Avenue	9,655	5.39%	03/01/2021	8,540
3839 McKinney Avenue	6,403	5.39%	03/01/2021	5,665
Memorial Hills Apartment Building	30,158	5.18%	06/05/2021	26,232
830 1st Street	46,000	4.50%	01/05/2027	42,008
MORTGAGES PAYABLE	**220,140**	**5.59%**		**195,751**
Junior Subordinated Notes	27,070	LIBOR + 3.25%	03/30/2035	27,070
Unsecured Credit Facilities	395,000	Variable (2)	09/30/2016 (3)	395,000
OTHER	**422,070**			**422,070**
TOTAL DEBT	**$ 642,210**			**$ 617,821**

(1) The Penn Field debt was repaid in full in April 2015.

(2) CMCT's Senior Unsecured Credit Facility is comprised of a revolving credit facility, a term loan, and a delayed draw term loan. At March 31, 2015, the interest rates applicable to the components of CMCT's Senior Unsecured Credit Facility were based on LIBOR plus an applicable spread determined by CMCT's maximum leverage ratio. At quarter end, the applicable rate for the revolving credit facility was LIBOR + 120 basis points and LIBOR + 115 basis points for both the term loan and delayed draw term loan. At March 31, 2015, the interest rate on unsecured credit facility ranged from 1.32% to 1.38%.

(3) This maturity date does not assume the exercise of the two one year extension options provided for in the credit agreement.

Note: In May 2015, CMCT entered into an unsecured term loan facility with a bank syndicate pursuant to which CMCT can borrow up to a maximum of $385 million. The term loan facility ranks pari passu with CMCT's existing credit facility; covenants under the term loan facility are substantially the same as those in the existing credit facility. Outstanding advances under the term loan facility bear interest at (i) the base rate plus 0.60% to 1.25% or (ii) LIBOR plus 1.60% to 2.25%, depending on the maximum consolidated leverage ratio. The unused portion of the term loan facility is also subject to an unused fee of 0.20%. With some exceptions, any prepayment of the term loan facility prior to May 2017 will be subject to a prepayment fee up to 2% of the outstanding principal amount. The term loan facility matures in May 2022. As of May 8, 2015, no amount has been drawn under the term loan facility. CMCT has six months to draw on the term loan facility.

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CMCT multifamily and hotel OVERVIEW 18 Gross Asset Value (GAV) represents the property’s third-party appraised value as of such date. Cash NOI is defined as property level GAAP basis NOI adjusted to exclude straight line rent revenue/expense and amortization of intangible assets/liabilities. Includes $4.5 million non-recurring expense related to reimbursement of tax abatement Property Cash NOI GAV (millions) 2014 2014 Year-end Multifamily 4649 Cole Avenue $2.7 $57.6 3636 McKinney Avenue 0.9 18.2 3839 Mckinney Avenue 0.6 12.1 Memorial Hills 3.2 68.7 47 E 34th Street1 (0.6) 96.5 Hotel Courtyard Oakland 2.9 30.6 Sacramento Sheraton 10.4 133.6 LAX Holiday Inn 3.1 52.2 Total $23.2 $469.5 Gross Asset Value (GAV) represents the property’s third-party draft appraised value as of such date. outstanding principle at 2014 year end 4649 Cole Ave 24.4 3636 McKinney Ave 9.7 3839 McKinney Ave 6.4 Memorial Hills Apt 30.3 total 70.8 1 Includes $

Important Disclosures 19 Annualized Total Returns are quarterly time-weighted total returns that have been geometrically linked then annualized. CIM IV quarterly total returns are leveraged investment-level gross returns (defined below), without taking into account organizational expenses and other fund-level expenses, calculated based on the product of quarterly appreciation and income returns. i. Appreciation returns are calculated by dividing the unrealized gain/loss (based on third-party appraisals and reported in the audited financials of CIM IV) by the fair market value weighted average equity for such quarter. ii. Income returns are calculated by dividing the actual Net Income for the applicable quarter (NOI after interest expense) by the fair market value weighted average equity for such quarter. iii. Fair market value weighted average equity balance for any quarter is based on the fair market net asset value (NAV) at the beginning of the applicable quarter and assumes that (a) contributions for quarterly capital expenditures are made (i.e., added to the equity balance) based on the mid-quarter convention, (b) distributions are made at the end of the quarter (and so are excluded from the calculation for that quarter), (c) contributions for the purchase of new properties and repayment of loans are made on the actual contribution date, with the resulting balances time-weighted on a daily basis for the quarter, and (d) distributions are assumed to equal the NOI reduced by any payments related to the loans (interest expense and principal amortization). iv. Investment-level gross returns represent the performance of an investment in a fund based on the equity contributed to the investment by the fund and distributed to the fund from the investment, provided that (a) generally, distributions resulting from debt proceeds or third party capital used to replace equity contributions are applied as a reduction in contributions and, accordingly, are not treated as distributions; (b) any fund-level debt is allocated to the investments and assumed to be investment-level debt, the significant effects of which are as follows: (i) equity contributed is reduced by the amount of assumed debt and (ii) equity distributed is reduced by the amount of repayments on such debt; and (c) certain amounts are deemed to be held as investment-level cash reserves even though such amounts are distributed to the fund; the effects of (a) – (c) are to reduce the amount of distributions and contributions. NCREIF Fund Index (NPI) – Open-end Diversified Core Equity (ODEC) quarterly total returns are leverage gross returns sourced from http://www.ncreif.org. Average leverage is the simple average of the calendar year end leverage ratios for the period presented. CIM IV leverage is total debt over total assets, as reported in the fund's fair value basis financial statements, as of a particular calendar year end. NCREIF Fund Index (NPI) – Open-end Diversified Core Equity (ODEC) leverage is total leverage, generally calculated as total debt divided by total assets and including off balance sheet amounts.